UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 21, 2003 (April 22, 2003)

Date of Report (Date of earliest event reported)

Exact Name of Registrant as
Specified in Charter, State of
Incorporation, Address of
Commission	Principal Executive	IRS Employer
File Number	Office and Telephone Number	Identification Number
1-5540	PEOPLES ENERGY CORPORATION	36-2642766
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

2-26983	THE PEOPLES GAS LIGHT AND COKE COMPANY	36-1613900
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

2-35965	NORTH SHORE GAS COMPANY	36-1558720
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

None

(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Peoples Energy Corporation, The Peoples Gas Light and Coke Company, and North Shore Gas Company. Information contained herein relating to any individual company is filed by such company on its own behalf. Each company makes no representation as to information relating to the other companies.

Item 5. Other Events

On April 22, 2003, Peoples Energy Corporation (the Company), The Peoples Gas Light and Coke Company (Peoples Gas) and North Shore Gas Company (North Shore) (each a Registrant and collectively, the Registrants) filed a Current Report on Form 8-K for the sole purpose of conforming each Registrant's Annual Report on Form 10-K with the new requirements of amended Item 10 of the Securities and Exchange Commission's Regulation S-K concerning the use of non-GAAP financial measures.

This amended Current Report on Form 8-K/A amends each Registrant's Form 8-K filed on April 22, 2003 solely to add Schedule II, Valuation and Qualifying Accounts (which was originally filed under Item 15(a)2 of Part IV of each Registrant's Annual Report on Form 10-K) solely in order to clarify that the opinion of the report of the Registrants' independent auditors dated December 12, 2002 covers both the financial statements and the financial statement schedules.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description

23	Consent of Deloitte & Touche LLP

99a	ITEM 8. Financial Statements and Supplementary Data

99b	Schedule II - Valuation and Qualifying Accounts

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

August 21, 2003	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

THE PEOPLES GAS LIGHT AND COKE COMPANY
(Registrant)

August 21, 2003	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

NORTH SHORE GAS COMPANY
(Registrant)

August 21, 2003	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

23	Consent of Deloitte & Touche LLP

99a	ITEM 8. Financial Statements and Supplementary Data

99b	Schedule II - Valuation and Qualifying Accounts

5